Exhibit 99.2

Montpelier Re Holdings Ltd.


Financial  Supplement


June 30, 2006



Contact:   William Pollett   Treasurer
           telephone: (441) 297 9576   email: bill.pollett@montpelierre.bm


This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Montpelier Re Holdings Ltd. (the "Company") may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting the Company's common share price; our short operating and trading history; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including Hurricanes Katrina, Rita and Wilma; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma; the effectiveness of our loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the realizable value of our assets as determined in accordance with Bermuda law; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements actually received by us from our reinsurers; the overall level of competition, and the related demand and supply dynamics, in our markets relating to growing capital levels in the reinsurance industry, declining demand due to, among other things, increased retentions by cedants, and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices. The Company's forward-looking statements concerning market fundamentals could be affected by changes in demand, pricing and policy term trends and competition. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for the quarterly period ended March 31, 2006 filed with the Securities and Exchange Commission.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q2 2006
                               Table of Contents

  1  Consolidated Financial Highlights

  2  Summary Consolidated Balance Sheets

  3  Summary Consolidated Income Statements

  4  Premium by Category by Quarter

  5  Losses and Loss Ratios

  6  Reinsurance Receivable / Recoverable by Rating

  7  Basic and Diluted Earnings Per Share

  8  Fully Converted Book Value Per Share

  9  Return on Equity

 10  Consolidated Investments

 11  Capital

 12  Summary Consolidating Balance Sheet - Blue Ocean

 13  Summary Consolidating Income Statement - Blue Ocean Q2 2006

 14  Summary Consolidating Income Statement - Blue Ocean YTD 2006

 15  Financial Measures



                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                            Consolidated Financial Highlights (unaudited)
                                               $ in millions, except per share amounts


                                                       Three months ended Jun 30 % change  Six months ended Jun 30 % change
                                                           2006         2005        QTD       2006         2005      YTD
                                                       ------------------------- --------- ----------------------- --------

Gross premiums written                                  $   296.2   $     275.6         7% $    521.1   $   581.9      -10%

Net premiums written                                    $   271.9   $     231.6        17% $    417.6   $   511.0      -18%

Net premiums earned                                     $   151.3   $     227.1       -33% $    282.7   $   407.6      -31%

Net investment income                                   $    30.4   $      19.1        59% $     59.2   $    40.5       46%

Net income, excluding net realized gains (losses) (1)   $    53.5   $      95.6       -44% $     99.6   $   161.1      -38%

Net income                                              $    57.6   $     108.7       -47% $     97.4   $   183.2      -47%

Comprehensive income                                    $    63.2   $     110.6       -43% $    111.7   $   146.6      -24%

Operating cash flow                                         (70.8)         70.6            $    (95.0)  $   156.8     -161%

Loss and loss adjustment expense ratio                       43.2%         35.9%                 41.1%       39.5%
Acquisition costs ratio                                      19.8%         22.0%                 22.6%       21.4%
General and administrative expense ratio                      9.9%          6.7%                 10.5%        7.5%
                                                         ---------   -----------            ----------   ---------
     Combined ratio                                          72.9%         64.6%                 74.2%       68.4%

Diluted operating income per common share(2)            $    0.58   $      1.43            $     1.10   $    2.40
Diluted comprehensive income per share                  $    0.69   $      1.65            $     1.23   $    2.18

Fully converted book value per share  (3)               $   13.00   $     22.45

Change in FCBV adj for Dvds (4): Quarter                      6.6%          7.4%
Change in FCBV adj for Dvds (4): Rolling 12 months          -40.1%         10.2%

Dividend per share / warrant                            $   0.075   $      0.36

(1) Excludes realized gains (losses) on investments and gains (losses) arising from translation of non-US dollar denominated balances.

(2) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page 7 for a reconciliation to diluted operating earnings per share and Page 15 for a discussion of our use of certain Financial Measures.

(3) See Page 8 for calculation and Page 15 for a discussion of our use of certain Financial Measures.

(4) Incorporates increase in fully converted book value per share and dividends accrued to shareholders. See page 8 for more detail and Page 15 for a discussion of our use of certain Financial Measures.



                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                           Summary Consolidated Balance Sheet (unaudited)
                                               $ in millions, except per share amounts


                                                            June 30     Mar 31       Dec 31       Sep 30       June 30
                                                             2006        2006        2005         2005          2005
                                                          ----------  ----------  -----------  -----------  ------------

ASSETS
Investments and cash and cash equivalents                 $ 3,064.6   $ 3,021.1   $  2,902.4   $  3,071.9   $   2,260.2
Securities lending collateral                                 268.0       273.6        315.6        674.2         350.9
Premiums receivable                                           390.4       283.9        270.9        357.0         301.0
Deferred acquisition costs                                     55.7        49.8         53.4         71.6          82.9
Reinsurance receivable/recoverable                            266.0       344.5        361.3        235.0         124.4
Unearned premium ceded                                         80.4        97.2         83.8         46.8          47.9
Other assets                                                   39.2        33.6         72.3         30.4          78.8
                                                          ----------  ----------  -----------  -----------  ------------

  Total Assets                                            $ 4,164.3   $ 4,103.7   $  4,059.7   $  4,486.9   $   3,246.1
                                                          ----------  ----------  -----------  -----------  ------------

LIABILITIES
Loss and loss adjustment expense reserves                   1,448.9     1,685.0      1,781.9      1,782.0         583.8
Unearned premium                                              394.3       290.5        262.8        377.5         422.3
Securities lending payable                                    268.0       273.6        315.6        674.2         350.9
Debt                                                          352.2       352.2        249.1        249.1         249.0
Other liabilities                                             231.4       198.8        228.7        272.5         177.0
                                                          ----------  ----------  -----------  -----------  ------------

  Total Liabilities                                       $ 2,694.8   $ 2,800.1   $  2,838.1   $  3,355.3   $   1,783.0

Minority Interest - Blue Ocean preferred shares (1)            58.0        56.2         54.2            -             -
Minority Interest - Blue Ocean common shares (1)              155.9       147.3        109.7            -             -
                                                          ----------  ----------  -----------  -----------  ------------
  Total Minority Interest                                     213.9       203.5        163.9            -             -
                                                          ----------  ----------  -----------  -----------  ------------

SHAREHOLDERS' EQUITY                                        1,255.6     1,100.1      1,057.7      1,131.6       1,463.1
                                                          ----------  ----------  -----------  -----------  ------------

  Total Liabilites, Minority Interest & Shareholders'
   Equity                                                 $ 4,164.3   $ 4,103.7   $  4,059.7   $  4,486.9   $   3,246.1
                                                          ----------  ----------  -----------  -----------  ------------

Fully converted book value per share (2)                  $   13.00   $   12.27   $    11.86   $    12.69   $     22.45
                                                          ----------  ----------  -----------  -----------  ------------


(1) See page 12 for additional information.
(2) See Page 8 for calculation and Page 15 for a discussion of our use of certain Financial Measures.


                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                         Summary Consolidated Income Statements (unaudited)
                                               $ in millions, except per share amounts



                                                                                                    YTD        YTD      Full Year
                                           Q2-06       Q1-06        Q4-05      Q3-05      Q2-05     2006       2005       2005
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------- ----------

Underwriting revenues
Gross premiums written                   $   296.2  $    224.9   $   106.8   $  290.0  $   275.6  $  521.1  $   581.9  $   978.7
Reinsurance premiums ceded                    24.3        79.2        98.5       52.3       44.0     103.5       70.9      221.7
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------
Net premiums written                         271.9       145.7         8.3      237.7      231.6     417.6      511.0      757.0

Gross premiums earned                        192.4       197.2       224.4      338.1      244.3     389.6      440.9    1,003.4
Reinsurance premiums earned                   41.1        65.8        64.9       56.7       17.2     106.9       33.3      154.9
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------
Net premiums earned                          151.3       131.4       159.5      281.4      227.1     282.7      407.6      848.5

Loss and loss adjustment expenses             65.4        50.9       190.2    1,159.4       81.5     116.3      161.0    1,510.7
Acquisition costs                             29.9        33.9        35.8       43.2       49.9      63.8       87.3      166.3
General and administrative expenses           15.0        14.7         8.9      (13.4)      15.2      29.7       30.4       25.9
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------
Underwriting income (loss)                    41.0        31.9       (75.4)    (907.8)      80.5      72.9      128.9     (854.4)
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------

Net investment income                         30.4        28.8        26.0       20.6       19.1      59.2       40.5       87.1
Financing expense                              7.0         7.1         4.6        4.1        4.0      14.1        8.3       17.0
Other income (expense)                        (0.4)       (4.6)        0.8          -          -      (5.0)         -        0.8
Minority interest expense                     10.5         2.9           -          -          -      13.4          -          -
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------
Operating income (loss)                       53.5        46.1       (53.2)    (891.3)      95.6      99.6      161.1     (783.5)
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------


Net realized gains (losses)
   on invest. and FX transl                    4.1        (6.3)       (7.8)      16.3       13.1      (2.2)      22.1       30.6

                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------
Net income (loss)                             57.6        39.8       (61.0)    (875.1)     108.7      97.4      183.2     (752.9)
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------

Other comprehensive income (loss) items        5.6         8.7        (5.8)     (21.8)       1.9      14.3      (36.6)     (64.2)

                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------
Comprehensive income (loss)              $    63.2  $     48.5   $   (66.8)  $ (896.9) $   110.6  $  111.7  $   146.6  $  (817.1)
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------

Net written/gross written premium            91.8%       64.8%        7.7%      82.0%      84.0%     80.1%      87.8%      77.3%

Loss and loss adjustment expense ratio       43.2%       38.7%      119.2%     412.0%      35.9%     41.1%      39.5%     178.0%
Acquisition costs ratio                      19.8%       25.8%       22.4%      15.4%      22.0%     22.6%      21.4%      19.6%
General and administrative expense ratio      9.9%       11.2%        5.6%      -4.8%       6.7%     10.5%       7.5%       3.1%
                                         ---------- -----------  ---------- ---------- ---------- --------- ---------------------
       Combined ratio                        72.9%       75.7%      147.2%     422.6%      64.6%     74.2%      68.4%     200.7%
                                         ========== ===========  ========== ========== ========== ========= =====================

Diluted operating income (loss)
   per common share(1)                   $    0.58  $     0.51   $   (0.60)  $ (12.39) $    1.43  $   1.10  $    2.40  $  (10.92)
Diluted comprehensive income (loss)
   per share                             $    0.69  $     0.54   $   (0.75)  $ (12.47) $    1.65  $   1.23  $    2.18  $  (11.39)

Dividend per share / warrant             $   0.075  $    0.075   $   0.075   $   0.36  $    0.36  $   0.15   $   6.22   $   6.66




(1)  Excludes realized gains (losses) on investments and movement in unrealized gains
     (losses) on investments, and foreign exchange. See Page 9 for a reconciliation to diluted operating earnings (loss) per share and Page 15 for a discussion of our use of certain Financial Measures.



                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                             Premium by Category by Quarter (unaudited)
                                                            $ in millions


                                Quarter ended    Q2 '06 v Q2 '05  Quarter ended
                                 Jun 30, 2006    change   change  Mar 31, 2006
                                   $      %         $      %        $      %
                                ---------------  ---------------  --------------
Gross premium written
  Property risk excess of loss      5.1     2%     (68.9)  -93%     18.9     8%
  Property pro-rata                27.2     9%     (16.4)  -38%     28.0    12%
  Property direct & facultative    33.0    11%      12.3    59%     17.3     8%
  Property Specialty               65.3    22%     (73.0)  -53%     64.2    29%

  Property catastrophe
     excess of loss               124.0    42%      44.1    55%     94.9    42%
  Property retrocession             3.6     1%      (2.5)  -41%      1.7     1%
  Property Catastrophe            127.6    43%      41.6    48%     96.6    43%

  Personal accident & WCA           7.6     3%       4.4   138%      8.3     4%
  Casualty                         21.4     7%      (9.2)  -30%     19.1     8%
  Marine & miscellaneous            5.7     2%      (2.1)  -27%      5.6     2%
  Sabotage & terrorism              5.7     2%      (1.0)  -15%      4.5     2%
  Aviation                          1.0     0%      (1.9)  -66%      5.0     2%
  Other Specialty                  41.4    14%      (9.8)  -19%     42.5    19%

  Property Retrocession -
   Blue Ocean                      61.9    21%      61.9  n/m       21.9    10%

  Qualifying Quota Share              -     0%      (0.1) -100%     (0.3)    0%
                                ---------------  ---------------  --------------
  Total                           296.2   100%      20.6     7%    224.9   100%
                                ---------------  ---------------  --------------


                                  Quarter ended    Quarter ended   Quarter ended
                                  Dec 31, 2005     Sep 30, 2005    June 30, 2005
                                    $       %        $       %        $       %
                                 ---------------- ---------------- ---------------
Gross premium written

  Property risk excess of loss        4.8     4%      38.6    13%      74.0   27%
  Property pro-rata                  30.6    29%      35.5    12%      43.6   16%
  Property direct & facultative      13.4    13%      17.3     6%      20.7    8%
  Property Specialty                 48.8    46%      91.4    32%     138.3   50%

  Property catastrophe
     excess of loss                  26.9    25%      99.6    34%      79.9   29%
  Property retrocession               1.9     2%      50.1    17%       6.1    2%
  Property Catastrophe               28.8    27%     149.7    52%      86.0   31%

  Personal accident & WCA             3.9     4%       7.7     3%       3.2    1%
  Casualty                           12.1    11%      17.9     6%      30.6   11%
  Marine & miscellaneous              5.9     6%      14.3     5%       7.8    3%
  Sabotage & terrorism                4.6     4%       5.5     2%       6.7    2%
  Aviation                            3.7     3%       3.5     1%       2.9    1%
  Other Specialty                    30.2    28%      48.9    17%      51.2   19%

  Property Retrocession -
   Blue Ocean                           -      -         -      -         -     -

  Qualifying Quota Share             (1.0)   -1%         -     0%       0.1    0%
                                 ---------------- ---------------- ---------------
  Total                             106.8   100%     290.0   100%     275.6  100%
                                 ---------------- ---------------- ---------------

                                     PAGE 4

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
                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                                 Losses and Loss Ratios (unaudited)
                                                            $ in millions




                                                                                                                   Full Year
                             Q2-06              Q1-06               Q4-05           Q3-05             Q2-05           2005
                            ------------    ---------------    ----------------    ------------   -----------------------------
Property Specialty


 Net reserves: start              400.8              398.4               448.2           177.6             184.9         160.8
 Change in prior AY                (9.7)              (7.8)               (2.7)           (1.3)            (20.2)        (24.3)
 Paid losses (1)                  (56.7)             (25.8)             (106.5)          (28.2)            (35.2)       (186.6)
 Incurred losses                   26.3               36.0                59.4           300.1              48.1         448.5
                            ------------    ---------------    ----------------    ------------   ---------------  ------------
 Net reserves: end                360.7              400.8               398.4           448.2             177.6         398.4
                            ------------    ---------------    ----------------    ------------   ---------------  ------------

 Net earned premium                57.1               63.5                56.4            72.2             101.8         297.9

Net loss ratio                    29.1%              44.4%              100.3%          414.3%             27.4%        142.4%
Prior AY adjusts.                -17.0%             -12.3%               -4.8%           -1.8%            -19.8%         -8.2%

Paid to incurred                   342%                91%                188%              9%              126%           44%

Property Catastrophe

 Net reserves: start              629.8              719.8               803.0           106.0             108.6         117.9
 Change in prior AY                21.8                1.1                (2.9)           (3.0)             14.1          20.5
 Paid losses (1)                 (165.3)             (99.1)             (151.3)          (29.7)            (26.3)       (236.6)
 Incurred losses                    3.7                8.0                71.0           729.7               9.6         818.0
                            ------------    ---------------    ----------------    ------------   ---------------  ------------
 Net reserves: end                490.0              629.8               719.8           803.0             106.0         719.8
                            ------------    ---------------    ----------------    ------------   ---------------  ------------

 Net earned premium                44.0               28.6                57.2           153.0              71.5         345.3

Net loss ratio                    57.9%              31.8%              119.1%          475.1%             33.1%        242.8%
Prior AY adjusts.                 49.5%               3.8%               -5.1%           -2.0%             19.7%          5.9%

Paid to incurred                   648%              1089%                222%              4%              111%           28%

Blue Ocean Re

 Net reserves: start                  -                  -                   -               -                 -             -
 Change in prior AY                                      -                   -               -                 -             -
 Paid losses (1)                                         -                   -               -                 -             -
 Incurred losses                                         -                   -               -                 -             -
                            ------------    ---------------    ----------------    ------------   ---------------  ------------
 Net reserves: end                    -                  -                   -               -                 -             -
                            ------------    ---------------    ----------------    ------------   ---------------  ------------

 Net earned premium                18.0                4.3                   -               -                 -             -

Net loss ratio                     0.0%               0.0%                0.0%            0.0%              0.0%          0.0%
Prior AY adjusts.                  0.0%               0.0%                0.0%            0.0%              0.0%          0.0%

Paid to incurred                     0%                 0%                  0%              0%                0%            0%

(1) Paid losses are shown net of the impact of foreign exchange translation

                                                                                                                  Full Year
                                   Q2-06          Q1-06          Q4-05           Q3-05               Q2-05          2005
                               --------------   -----------    -----------    ------------    --------------------------------
     Other Specialty

      Net reserves: start              351.0         341.3          281.7           155.2              136.3            128.6
      Change in prior AY                 5.5          (6.6)           2.1            (1.9)              (4.4)           (17.7)
      Paid losses (1)                   (9.4)         (6.2)          (7.8)           (7.8)              (8.7)           (28.4)
      Incurred losses                   19.0          22.5           65.3           136.2               32.0            258.8
                               --------------   -----------    -----------    ------------    ---------------   --------------
      Net reserves: end                366.1         351.0          341.3           281.7              155.2            341.3
                               --------------   -----------    -----------    ------------    ---------------   --------------

      Net earned premium                32.3          35.2           46.8            55.5               51.9            200.4

     Net loss ratio                    75.6%         45.2%         144.0%          242.2%              53.0%           120.3%
     Prior AY adjusts.                 17.0%        -18.7%           4.5%           -3.4%              -8.5%            -8.8%

     Paid to incurred                    38%           39%            12%              6%                32%              12%

     Qualifying Quota Share

      Net reserves: start               11.7          16.7           19.7            22.7               49.6             47.5
      Change in prior AY                (1.1)         (2.4)          (1.2)           (0.8)               1.6              4.4
      Paid losses (1)                  (10.6)         (2.6)          (1.0)           (2.6)             (29.2)           (37.7)
      Incurred losses                                    -           (0.8)            0.4                0.7              2.5
                               --------------   -----------    -----------    ------------    ---------------   --------------
      Net reserves: end                    -          11.7           16.7            19.7               22.7             16.7
                               --------------   -----------    -----------    ------------    ---------------   --------------

      Net earned premium                (0.1)         (0.3)          (0.9)            0.8                1.8              4.8

     Net loss ratio                  1684.6%        847.3%         220.8%          -53.6%             136.7%           145.6%
     Prior AY adjusts.               1718.8%        863.3%         132.9%          -97.6%              91.0%            92.2%

     Paid to incurred                  -964%         -108%           -50%           -650%              1270%             546%

     TOTAL

      Net reserves: start            1,393.3       1,476.2        1,552.6           461.5              479.4            454.8
      Change in prior AY                16.5         (15.7)          (4.7)           (7.0)              (8.9)           (17.1)
      Paid losses (1)                 (242.0)       (133.7)        (266.6)          (68.3)             (99.4)          (489.3)
      Incurred losses                   49.0          66.5          194.9         1,166.4               90.4          1,527.8
                               --------------   -----------    -----------    ------------    ---------------   --------------
      Net reserves: end              1,216.8       1,393.3        1,476.2         1,552.6              461.5          1,476.2
                               --------------   -----------    -----------    ------------    ---------------   --------------

      Net earned premium               151.3         131.4          159.5           281.4              227.1            848.5

     Net loss ratio                    43.3%         38.7%         119.3%          412.0%              35.9%           178.0%
     Prior AY adjusts.                 10.9%        -11.9%          -2.9%           -2.5%              -3.9%            -2.0%

     Paid to incurred                   369%          263%           140%              6%               122%              32%

     IBNR as a % of reserves             42%           42%            52%             83%                58%              52%

(1) Paid losses are shown net of the impact of foreign exchange translation

                                     PAGE 5

                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                     Reinsurance Receivable / Recoverable by Rating (unaudited)
                                                            $ in millions

The ratings* of our reinsurers related to reinsurance receivable / recoverable on paid and unpaid losses are as follows:

                    Jun 30                             Mar 31                             Dec 31
                     2006                               2006                               2005
                   ------------------------------      -----------------------------      -----------------------------

A++              $           74.2            28%     $         110.2            32%     $          76.7            21%
A+                           27.2            10%                29.3             8%                36.4            10%
A                           122.1            46%               157.6            46%               197.2            55%
A-                           21.9             8%                22.7             7%                47.5            13%
B+                              -             0%                21.7             6%                   -             0%
Not Rated                    20.5             8%                 3.0             1%                 3.5             1%
                 --------------------------------    -------------------------------    -------------------------------
                 $          266.0           100%     $         344.5           100%     $         361.3           100%
                 ================================    ===============================    ===============================

* Ratings from A.M. Best as at end of period.

                                     PAGE 6


                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                          Basic and Diluted Earnings Per Share (unaudited)
                                               $ in millions, except per share amounts
                                                                Three months ended June 30           Six months ended June 30
                                                                  2006               2005              2006             2005
                                                              --------------------------------     ------------------------------
Numerator ($ in millions):


Net operating income                                          $        53.5      $       95.6      $         99.6    $     161.2
Net realized gains and foreign exchange                                 4.1              13.1                (2.2)          22.1
                                                             --------------------------------     ------------------------------
Net income                                                             57.6             108.7                97.4          183.3
Other comprehensive income                                              5.6               1.9                14.3          (36.6)
                                                              --------------------------------     ------------------------------

Comprehensive income                                          $        63.2      $      110.6      $        111.7    $     146.7
                                                              ================================     ===============================
Denominator (in shares):

Weighted avg common shares outstanding                          103,278,258        63,327,564         102,128,680     62,953,787
Effect of common shares subject to issuance agreement           (11,800,000)                -         (11,800,000)             -
                                                              --------------------------------     ------------------------------
Weighted avg common shares outstanding - Basic                   91,478,258        63,327,564          90,328,680     62,953,787

Dilutive effect of warrants                                               -         3,621,290             411,821      3,976,649
Dilutive effect of stock options                                          -                 -                   -        307,764
Dilutive effect of share equivalents                                 79,263               733              81,539            367
Dilutive effect of shares issueable in connection with forward            -                 -                   -              -
sale agreements
                                                              --------------------------------     ------------------------------
Weighted avg. common & common equivalent
   shares outstanding - diluted                                  91,557,521        66,949,587          90,822,040     67,238,567
                                                              --------------------------------     ------------------------------
Net operating income per common share - Basic (1)                      0.58              1.51                1.10           2.56
Net income per common share - Basic                                    0.63              1.72                1.08           2.91
Comprehensive income per common share - Basic                          0.69              1.75                1.24           2.33

Diluted operating income per common share (1)                          0.58              1.43                1.10           2.40
Diluted income per common share                                        0.63              1.62                1.07           2.73
Diluted comprehensive income per common share                          0.69              1.65                1.23           2.18

(1)  Excludes realized gains (losses) on investments and movement in unrealized gains
     (losses) on investments, and foreign exchange. See Page (15) for a discussion of the use of certain Financial Measures.

                                     PAGE 7


                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                          Fully Converted Book Value Per Share (unaudited)
                                               $ in millions, except per share amounts




                                                     Jun 30          Mar 31          Dec 31          Sep 30         June 30
                                                    2006 (1)        2006 (1)        2005 (1)        2005 (1)         (2005)
                                                  --------------  -------------   -------------  ---------------  --------------
Numerator ($ in millions):


Shareholders' equity                               $    1,255.6    $   1,100.1     $   1,057.7    $     1,131.6    $   1,463.1
Proceeds from assumed exercise
   of outstanding warrants                                    -              -               -                -          119.6
Proceeds from assumed exercise
   of outstanding options                                     -              -               -                -              -

                                                  --------------  -------------   -------------  ---------------  -------------
Book value numerator                               $    1,255.6    $   1,100.1     $   1,057.7    $     1,131.6    $   1,582.7
                                                  ==============  =============   =============  ===============  =============


Denominator (in shares):

Common voting shares outstanding                    107,875,959     89,179,407      89,178,490       89,178,490     63,327,564
Effect of common shares subject
   to issuance agreement                            (11,800,000)             -               -                -              -
                                                  --------------  -------------   -------------  ---------------  -------------
Common voting shares outstanding - adjusted          96,075,959     89,179,407      89,178,490       89,178,490     63,327,564

Shares issueable upon exercise
   of outstanding warrants                                    -              -               -                -      7,172,358
Shares outstanding upon exercise
   of outstanding options                                     -              -               -                -              -
Shares issueable upon conversion
   of outstanding share equivalents                     478,421        469,196           9,170            5,200          2,200
Shares issueable in connection
   with forward sale agreements                               -              -               -                -              -

                                                  --------------  -------------   -------------  ---------------  -------------
Book value denominator                               96,554,380     89,648,603      89,187,660       89,183,690     70,502,122
                                                  --------------  -------------   -------------  ---------------  -------------


Fully converted book value per common voting and
                                                  --------------  -------------   -------------  ---------------  -------------
common equivalent voting share                    $       13.00   $      12.27    $      11.86   $        12.69   $      22.45
                                                  ==============  =============   =============  ===============  =============

(1)  For these purposes fully converted book value per share incorporates the assumption that (a) the warrants would not be exercised as the book value per share is less than the strike price and (b) the shares issueable in connection with the forward sale agreements will not be issued as the closing market price falls between the contractual cap and floor prices.

(2)  See Page 15 for a discussion of our use of certain Financial Measures.

                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                                    Return on Equity (unaudited)


                                         Q2-06     Q1-06     Q4-05      Q3-05     Q2-05       Q1-05    Q4-04     Q3-04     Q2-04
                                        -------  --------   -------    -------   --------    -------  -------   -------   -------
Comp Inc/Avg S/Hs'
        equity(1) : Quarter                 5.4%      4.5%     -6.1%    -69.1%       7.8%      2.3%      6.3%     -3.5%     3.4%

Comp Inc/Avg S/Hs'
        equity(1) : Rolling 12 months     -68.1%    -67.4%    -68.0%    -63.8%      13.1%      8.5%     14.4%     15.1%    26.6%


FCBVPS(2)                               $ 13.00   $ 12.27   $ 11.86   $ 12.69   $  22.45   $ 21.24   $ 26.75   $ 25.58  $ 26.81

Dividend per share/warrant(3)           $ 0.075   $ 0.075   $ 0.075   $  0.36   $   0.36   $  5.86   $  0.34   $  0.34  $  0.34

Qtr. Div. Yield on Beg. Qtr. FCBVPS(3)      0.6%      0.6%      0.6%      1.6%       1.7%     21.9%      1.3%      1.3%     1.3%
Qtr. Div. Yield on End Qtr. FCBVPS(3)       0.6%      0.6%      0.6%      2.8%       1.6%     27.6%      1.3%      1.3%     1.3%

Change in FCBVPS (2): Quarter               6.0%      3.5%     -6.5%    -43.5%       5.7%    -20.6%      4.6%     -4.6%     1.4%


Change in FCBV adj
        for Dvds (4) : Quarter              6.6%      4.0%     -6.0%    -41.9%       7.4%      1.3%      5.9%     -3.3%     2.7%

Change in FCBV adj
       for Dvds(4) : Rolling 12 months    -40.1%    -39.1%    -37.8%    -27.1%      10.2%      6.5%     13.1%     13.9%    24.4%

Compound annual change
        in FCBV adj for Dvds (4)            6.7%      5.9%      5.5%      6.3%      19.4%     18.6%     19.7%     19.2%    22.9%

Change in FCBV adj
        for Dvds (4) : Since inception     33.7%        -         -         -          -         -         -         -        -


(1) Comp Inc = Comprehensive Income. Avg S/Hs' Equity = Average Shareholders' equity. See Page 15 for a discussion of our use of certain Financial
     Measures.


(2) FCBVPS = Fully converted book value per share. See Page 8 for calculation and Page 15 for a discussion of our use of certain Financial Measures.

(3) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend. Dividend yield is calculated using both ordinary quarterly dividend and special dividend. See Page 15 for a discussion of our use of certain Financial Measures.


(4) Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 15 for a discussion of our use of certain Financial
     Measures.



                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                                Consolidated Investments (unaudited)
                                                            $ in millions


                                                  Jun 30            Mar 31           Dec 31           Sep 30          June 30
                                                   2006              2006             2005             2005            2005
                                                ------------     ------------     ------------     ------------     -----------
Market value $
Fixed maturities                                $   2,653.1      $   2,612.3      $   2,307.1      $   2,295.4      $  1,947.1
Equity securities                                     169.7            143.1            113.5            111.1           118.9
Other investments                                      36.2             35.4             31.6             31.0            30.4
Cash and cash equivalents                             205.6            230.3            450.2            634.4           163.8
                                                ------------     ------------     ------------     ------------     -----------
       Total                                    $   3,064.6      $   3,021.1      $   2,902.4      $   3,071.9      $  2,260.2
                                                ============     ============     ============     ============     ===========
Market value %
Fixed maturities                                        87%              86%              79%              75%             86%
Equity securities                                        6%               5%               4%               4%              6%
Other investments                                        1%               1%               1%               1%              1%
Cash and cash equivalents                                6%               8%              16%              20%              7%
                                                ------------     ------------     ------------     ------------     -----------
       Total                                           100%             100%             100%             100%            100%
                                                ============     ============     ============     ============     ===========
Fixed Income Allocation by Market Value
Government & government-sponsored entities      $   1,096.2      $   1,120.0      $     924.0      $   1,045.1      $    978.0
Corporate debt securities                             723.4            731.7            750.5            718.1           687.2
Mortgage-backed and asset-backed securities           833.5            760.6            632.6            532.2           281.9
                                                ------------     ------------     ------------     ------------     -----------
       Total                                    $   2,653.1      $   2,612.3      $   2,307.1      $   2,295.4      $  1,947.1
                                                ============     ============     ============     ============     ===========
Total investment return
       Net investment income                    $      30.4      $      28.8      $      26.0      $      20.6      $     19.1
       Net realized gains (losses)                      4.1             (6.3)            (5.7)            17.1            16.9
       Change in unrealized gains (losses)              5.6              8.7             (5.8)           (21.8)            1.9
                                                ------------     ------------     ------------     ------------     -----------
       Total                                    $      40.1      $      31.3      $      14.5      $      15.9      $     37.9
                                                ============     ============     ============     ============     ===========

       Total return on average market value %          1.3%             1.1%             0.5%             0.6%            1.7%

Average duration of fixed maturities              1.8 years        1.7 years        1.9 years        1.7 years       2.2 years
Average credit quality of fixed maturities              AA+              AA+               AA               AA              AA



                                                     MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                                         Capital (unaudited)
                                               $ in millions, except per share amounts



                                       Jun 30            Mar 31             Dec 31              Sep 30               June 30
                                        2006              2006               2005                2005                  2005
                                   --------------     -------------      -------------       -------------        -------------
Debt                                $       352.2      $      352.2       $      249.1        $      249.1         $     249.0
Preferred shares - Blue Ocean                58.0              56.2               54.2                   -                   -
Shareholders' equity                      1,255.6           1,100.1            1,057.7             1,131.6             1,463.1
                                    --------------     -------------      -------------       -------------        ------------
        Total capital               $     1,665.8      $    1,508.5       $    1,360.9        $    1,380.7         $   1,712.1
                                    ==============     =============      =============       =============        ============

Debt/Total capital                          21.1%             23.3%              18.3%               18.0%               14.5%
Debt+Preferred shares/Total capital         24.6%             27.1%              22.3%               18.0%               14.5%

Common shares outstanding             107,875,959        89,179,407         89,178,490          89,178,490          63,327,564
Warrants outstanding                    7,172,358         7,172,358          7,172,358           7,172,358           7,172,358
Share equivalents outstanding             472,670           469,196              9,170               5,200               2,200
                                    --------------     -------------      -------------       -------------        ------------
        Total                         115,520,987        96,820,961         96,360,018          96,356,048          70,502,122
                                    ==============     =============      =============       =============        ============

Dividend per share/warrant          $       0.075      $      0.075       $      0.075        $       0.36         $      0.36

        Total dividend payout       $         8.6      $        7.3       $        7.2        $       34.7         $      25.4


                                                    MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                                    Summary Consolidating Balance Sheet - Blue Ocean (unaudited)
                                                           $ in millions



                                                  Montpelier                               Consolidation/         Montpelier
                                                  stand alone          Blue Ocean           Elimination          Consolidated
                                                ----------------   -------------------   -------------------- -------------------
ASSETS
Investments and cash and cash equivalents       $        2,828.0   $             377.2   $           (140.6)  $           3,064.6
Securities lending collateral                              268.0                     -                    -                 268.0
Premiums receivable                                        358.4                  32.0                    -                 390.4
Deferred acquisition costs                                  50.0                   5.7                    -                  55.7
Reinsurance receivable/ recoverable                        266.0                     -                    -                 266.0
Unearned premium ceded                                      80.4                     -                    -                  80.4
Other assets                                                39.7                   5.7                 (6.2)                 39.2
                                                -----------------  --------------------  -------------------  --------------------
     Total Assets                               $        3,890.5   $             420.6   $           (146.8)  $           4,164.3
                                                =================  ====================  ===================  ====================

LIABILITIES
Loss and loss adjustment expense reserves       $        1,448.9   $                 -   $                -   $           1,448.9
Unearned premium                                           332.9                  61.4                    -                 394.3
Securities lending payable                                 268.0                     -                    -                 268.0
Debt                                                       352.2                     -                    -                 352.2
Other liabilities                                          232.9                  10.0                (11.5)                231.4
                                                -----------------  --------------------  -------------------  --------------------
     Total Liabilities                          $        2,634.9   $              71.4   $            (11.5)  $           2,694.8
                                                =================  ====================  ===================  ====================

Preferred shares - Blue Ocean                                                     82.0                (82.0)                    -

Minority interest - preferred shares                           -                     -                 58.0                  58.0
Minority interest - common shares                              -                     -                155.9                 155.9
                                                -----------------  --------------------  -------------------  --------------------
     Total Minority interest                                   -                  82.0                131.9                 213.9

SHAREHOLDERS' EQUITY                                     1,255.6                 267.2               (267.2)              1,255.6
                                                -----------------  --------------------  -------------------  --------------------
     Total Liabilites, Minority
         Interest & Shareholders' Equity        $        3,890.5   $             420.6   $           (146.8)  $           4,164.3
                                                =================  ====================  ===================  ====================

                                                    MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                              Summary Consolidating Income Statement - Blue Ocean Q2 2006 (unaudited)
                                                           $ in millions

                                                    Montpelier                               Consolidation/       Montpelier
                                                   stand alone           Blue Ocean         Elimination          Consolidated
                                                -----------------    -----------------   -----------------    -----------------
Underwriting revenues
Gross premiums written                          $          234.4     $           61.8    $              -     $          296.2
Reinsurance premiums ceded                                  24.3                    -                   -                 24.3
                                                -----------------    -----------------   -----------------    -----------------
Net premiums written                                       210.1                 61.8                   -                271.9
                                                                                    -                   -
Gross premiums earned                                      174.3                 18.1                   -                192.4
Reinsurance premiums earned                                 41.1                    -                   -                 41.1
                                                -----------------    -----------------   -----------------    -----------------
Net premiums earned                                        133.2                 18.1                   -                151.3
                                                                                    -                   -
Underwriting expenses                                                                                   -
Loss and loss adjustment expenses                           65.4                    -                   -                 65.4
Acquisition costs                                           28.2                  1.7                   -                 29.9
General and administrative expenses                         14.7                  1.8                (1.5)                15.0
                                                -----------------    -----------------   -----------------    -----------------
Total underwriting expenses                                108.3                  3.5                (1.5)               110.3
                                                -----------------    -----------------   -----------------    -----------------
                                                                                    -                   -
Underwriting income                                         24.9                 14.6                 1.5                 41.0
                                                -----------------    -----------------   -----------------    -----------------
                                                                                    -                   -
Net investment income                                       27.6                  3.6                (0.8)                30.4
Financing expense                                            7.0                    -                   -                  7.0
Other income                                                 7.2                    -                (7.6)                (0.4)
Minority interest                                              -                    -               (10.5)                10.5
                                                -----------------    -----------------   -----------------    -----------------
                                                            27.8                  3.6               (18.9)                12.5
                                                -----------------    -----------------   -----------------    -----------------
Operating income                                            52.7                 18.2               (17.4)                53.5
                                                -----------------    -----------------   -----------------    -----------------
                                                                                    -                   -
Net realized gains (losses) on
      invest. and FX transl.                                 4.9                 (0.8)                  -                  4.1
                                                                                    -                   -
                                                -----------------    -----------------   -----------------    -----------------
Net income                                                  57.6                 17.4               (17.4)                57.6
                                                -----------------    -----------------   -----------------    -----------------
Other comprehensive income items                             5.6                    -                   -                  5.6

                                                -----------------    -----------------   -----------------    -----------------
Comprehensive income                            $           63.2     $           17.4    $          (17.4)    $           63.2
                                                =================    =================   =================    =================
Net written/gross written premium                          89.6%                                                         91.8%

Loss and loss adjustment expense ratio                     49.1%                                                         43.2%
Acquisition costs ratio                                    21.2%                                                         19.8%
General and administrative expense ratio                   11.0%                                                          9.9%
                                                -----------------                                             -----------------
      Combined ratio                                       81.3%                                                         72.9%
                                                =================                                             =================


Montpelier charged Blue Ocean $0.8 million for underwriting services performed and $0.7 million for performance fees. These fees are incorporated in Montpelier's "Other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated in consolidation.


                                                    MONTPELIER RE HOLDINGS LTD.
                                                    Financial Supplement Q2 2006
                              Summary Consolidating Income Statement - Blue Ocean YTD 2006 (unaudited)
                                                Montpelier                            Consolidation/    Montpelier
                                               stand alone         Blue Ocean        Elimination        Consolidated
                                             ---------------    ---------------    ---------------   ------------------
 Underwriting revenues
 Gross premiums written                      $        437.4     $         83.7     $            -    $         521.1
 Reinsurance premiums ceded                           103.5                  -                  -              103.5
                                             ---------------    ---------------    ---------------   ----------------
 Net premiums written                                 333.9               83.7                  -              417.6

 Gross premiums earned                                367.2               22.4                  -              389.6
 Reinsurance premiums earned                          106.9                  -                  -              106.9
                                             ---------------    ---------------    ---------------   ----------------
 Net premiums earned                                  260.3               22.4                  -              282.7

 Underwriting expenses
 Loss and loss adjustment expenses                    116.3                  -                  -              116.3
 Acquisition costs                                     61.8                2.0                  -               63.8
 General and administrative expenses                   29.2                2.3               (1.8)              29.7
                                             ---------------    ---------------    ---------------   ----------------
 Total underwriting expenses                          207.3                4.3               (1.8)             209.8
                                             ---------------    ---------------    ---------------   ----------------

 Underwriting income                                   53.0               18.1                1.8               72.9
                                             ---------------    ---------------    ---------------   ----------------

 Net investment income                                 54.0                6.9               (1.7)              59.2
 Financing expense                                     14.1                  -                  -               14.1
 Other income                                           3.8                  -               (8.8)              (5.0)
 Minority interest                                        -                  -              (13.4)              13.4
                                             ---------------    ---------------    ---------------   ----------------
                                                       43.7                6.9              (23.9)              26.7
                                             ---------------    ---------------    ---------------   ----------------
 Operating income                                      96.7               25.0              (22.1)              99.6
                                             ---------------    ---------------    ---------------   ----------------

 Net realized gains (losses) on invest.
      and FX transl.                                     0.7               (2.9)                 -               (2.2)
                                             ---------------    ---------------    ---------------   ----------------

 Net income                                            97.4               22.1              (22.1)              97.4
                                             ---------------    ---------------    ---------------   ----------------
 Other comprehensive income items                      14.3                  -                  -               14.3

                                             ---------------    ---------------    ---------------   ----------------
 Comprehensive income                        $        111.7     $         22.1     $        (22.1)   $         111.7
                                             ===============    ===============    ===============   ================

 Net written/gross written premium                    76.3%                                                    80.1%

 Loss and loss adjustment expense ratio               44.7%                                                    41.1%
 Acquisition costs ratio                              23.8%                                                    22.6%
 General and administrative expense ratio             11.2%                                                    10.5%
                                             ---------------                                         ----------------
       Combined ratio                                 79.6%                                                    74.2%
                                             ===============                                         ================


Montpelier charged Blue Ocean $1.1 million for underwriting services performed and $0.7 million for performance fees. These fees are incorporated in Montpelier's "Other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated in consolidation.

                                 HOLDINGS LTD.
                          Financial Supplement Q2 2006
                               Financial Measures

Financial Measures

In presenting our results, we have included and discussed certain financial measures. These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.


In addition to presenting net income (loss), management believes that showing net income (loss) excluding net realized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized gains (losses) enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. These measures focus on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, which is driven by the timing of the disposition of investments and not by our operating performance, or foreign exchange movements, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.


This financial supplement contains the presentation of 'Return on Equity'. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.


This financial supplement also contains the presentation of 'Dividend Yield'. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.


This financial supplement also contains the presentation of 'Fully converted book value per share'. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.


This financial supplement also contains the presentation of 'Change in Fully Converted Book Value adjusted for Dividends'. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.


This financial supplement also contains the presentation of 'Compound annual total return'. This calculation represents the compound annual internal rate of return of the increase in fully converted book value per share, including all dividends accrued to June 30, 2006. Management believes that this measure most accurately reflects the compound annual return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.




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